MFS(R) MONEY MARKET FUND

                       MFS(R) GOVERNMENT MONEY MARKET FUND

                       Supplement to Current Prospectuses

Effective immediately, the first two paragraphs under the caption "How to Purchase, Exchange and Redeem Shares - Other Considerations" in the prospectus of the above-referenced funds are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to two business days the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

Exchange Limitation Policies. The MFS funds, subject to the limitations described below, take steps designed to curtail excessive trading practices.

     Limitations on Exchange Activity. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once a shareholder makes

          o three exchanges (each exceeding $10,000 in value) out of an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

          o six exchanges (each exceeding $10,000 in value) out of any other MFS fund,

     during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

     MFS' international and global funds charge a 2% redemption fee (which is retained by the funds) on proceeds from shares redeemed or exchanged within 30 days following their acquisition (either by purchase or exchange). See the prospectuses of these funds for details.

     Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

Effective immediately, the section entitled "Pricing of Fund Shares" under the caption "VIII Other Information" in the funds' prospectus, is hereby restated as follows:

VIII OTHER INFORMATION

     Pricing of Fund Shares

The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern Time on each day the NYSE is open for business. The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its securities at amortized cost or at fair value as determined under the direction of the Board of Trustees when a determination is made that amortized cost does not constitute fair value. You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFS receives your order by:

     o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

     o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

Effective immediately, the following is added to the funds' prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the fund's investment adviser, has been contacted by the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG") and the Bureau of Securities for the State of New Hampshire ("New Hampshire") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC, the NYAG and New Hampshire are considering whether to institute enforcement actions against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. MFS continues to discuss these matters with the SEC, the NYAG and New Hampshire. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

Since December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, have been named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these regulatory developments or lawsuits will have a material adverse effect on the funds, there can be no assurance that these matters, the ongoing adverse publicity and/or other developments resulting from these matters will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences for the funds.

                The date of this supplement is February 1, 2004.